UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22700

Exchange Listed Funds Trust

(Exact name of registrant as specified in charter)

10900 Hefner Pointe Drive
Suite 207
Oklahoma City, Oklahoma 73120

(Address of principal executive offices) (Zip code)

UMB Fund Services
235 W. Galena Street
Milwaukee, Wisconsin 53212

(Name and address of agent for service)

Registrant’s telephone number, including area code: (405) 778-8377

Date of fiscal year end: April 30

Date of reporting period: April 30, 2017

Item 1. Reports to Stockholders.

EXCHANGE LISTED FUNDS TRUST Knowledge Leaders Developed World ETF (formerly Gavekal Knowledge Leaders Developed World ETF)

Annual Report

April 30, 2017

Exchange Listed Funds Trust TABLE OF CONTENTS	April 30, 2017

Knowledge Leaders Developed World ETF
Management’s Discussion of Fund Performance	1
Schedule of Investments	5
Summary of Investments	10
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	23
Disclosure of Fund Expenses	24
Approval of Investment Advisory Agreements	25
Other Information	27
Trustees	28
Officers	29

Before investing you should carefully consider the Fund’s investment objectives, risks, charges and expenses. This and other information is available in the Fund’s prospectus, a copy of which may be obtained by visiting the Fund’s website at www.knowledgeleadersfunds.com. Please read the prospectus carefully before you invest.

There are risks involved with investing, including possible loss of principal, and there is no guarantee the Fund will achieve its investment objective. The Fund is non-diversified and may invest more of its assets in securities of a single issuer, which may have an adverse effect on the Fund’s performance. Concentration in a particular industry or sector will subject the Fund to loss due to adverse occurrences that may affect that industry or sector.

Individual shares of the Fund may be purchased or sold in the secondary market throughout the regular trading day on the NYSE Arca through a brokerage account. However, shares are not individually redeemable directly from the Fund. The Fund issues and redeems shares on a continuous basis, at NAV, only in large blocks of shares (“Creation Units”), principally in-kind for securities included in the relevant Index.

Distributor: Foreside Fund Services, LLC

i

Knowledge Leaders Developed World ETF MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	April 30, 2017 (Unaudited)

Dear Shareholders,

I’m pleased to present the second annual shareholder report for the Knowledge Leaders Developed World ETF (the Fund) for the fiscal year ended April 30, 2017. The last year has illustrated the potential for outperformance of the Knowledge Leaders Strategy, and I’m delighted to share the news of positive returns for the Fund’s investors. Since inception (July 7, 2015), the Fund is up 9.75% (NAV, annualized), outperforming the MSCI World Index by 2.91% as of April 30, 20171.

The Knowledge Leaders Developed World ETF (ticker: KLDW) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Knowledge Leaders Developed World Index (the “Index”). The Index, provided by Knowledge Leaders Capital, is designed to capture the Knowledge Effect, the tendency of highly innovative companies to experience excess returns in the stock market. The Index invests in Knowledge Leaders in the Developed World, including North America, Europe and Asia.

Some companies choose to invest more in areas such as research and development, advertising and branding, employee training and other firm-specific resources. The Index provider, Knowledge Leaders Capital, specializes in measuring this investment in a company’s innovation and identifies such companies as Knowledge Leaders. The Knowledge Leader companies with the greatest knowledge intensity pass a quantitative screen and are selected for the Index. Over the last year, compared to the MSCI World Index, the Fund was overweight the consumer discretionary, health care, industrials and information technology sectors and underweight energy, financials, telecom and utilities.

Geographically, the Fund was underweight the Americas, and overweight Asia, with approximately a third of holdings allocated to each of the three regions in the developed world.

These allocations generated positive performance over the last year due to a number of macroeconomic trends. First, global economic growth accelerated in 2016 from the pace of the previous year. Second, inflation has stayed contained around the world. Last, most central banks around the world continue to employ very accommodative monetary policies.

Also notable is the Fund’s high correlation to the top international global equity benchmarks – such as the MSCI World Index, the MSCI EAFE Index, the FTSE Global All Cap Index and the FTSE Developed ex- US Index – making it suitable for use as a core allocation. In addition, the Fund has a high active share of 83.91, compared to that of the Morningstar World Large Stock Category average of 64.95 as of April 30, 2017. Academic research2 has associated a high active share with benchmark outperformance after fees, creating the potential for the Fund to generate alpha above the benchmarks.

For these reasons, we consider the Fund a unique product in the ETF landscape because it seeks to generate alpha, the measure of outperformance against a benchmark index. Indeed, since inception the Fund has generated an annualized alpha of 4.00% compared against the MSCI World Index as of April 30, 2017. As an alpha-seeking fund, we view the Knowledge Leaders Developed World ETF as a viable alternative to not just ETFs, but traditional mutual funds as well, which were designed by their active management to attempt to outperform the market. With so many mutual funds simply tracking indexes these days, we believe alpha is harder and harder to come by. We believe a new class of alpha-seeking ETFs may very well rival mutual funds in the near future. We’re not the only ones who believe ETFs have levelled the playing field when it comes to investment products. In the last year, Morningstar moved to combine mutual funds and ETFs into the same peer group in order to enable comparisons of these products. By providing these new and precise comparisons of returns, fees and tax impact, Morningstar is enabling financial advisors for the first time to weigh the benefits of mutual funds and ETFs against each other to determine which is most likely to best suit the interests of their clients.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please visit our website at www.knowledgeleadersfunds.com/kldw/.

[1]
As of 3/31/2017, the total returns for the Knowledge Leaders Developed World ETF NAV and market price, respectively, were 13.91%, 14.11% (1 Year) and 8.52%, 8.78% (Since Inception). The expense ratio for the Fund is 0.75%.

[2]
Cremers, Martijn, and Antti Petajisto. “How Active Is Your Fund Manager? A New Measure That Predicts Performance.” Working Paper, August 2006. Last revised May 2009. Past Performance does not guarantee future results.

Knowledge Leaders Developed World ETF MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Continued)	April 30, 2017 (Unaudited)

For the fiscal year ending April 30, 2017, the largest positive contributor to the Fund’s return was NVIDIA Corp., adding 0.53% to the return of the Fund, gaining 191.79% with an average weighting of 0.42%. The second largest contributor to return was Tokyo Electron, adding 0.36% to the return of the Fund, gaining 73.75% with an average weighting of 0.57%. The third largest contributor to return was Lion Corp., adding 0.35% to the return of the Fund, gaining 33.99% with an average weighting of 0.48%. The largest negative contributor to return was Tractor Supply Company, detracting 0.11% from the return of the Fund, declining 37.41% with an average weighting of 0.13%. The second largest negative contributor to return was Ono Pharmaceutical Co., detracting 0.11% from the return of the Fund, declining 24.31% with an average weighting of 0.19%. The third largest negative contributor to return was Sports Direct International, detracting 0.11% from the return of the Fund, declining 33.40% with an average weighting of 0.09%.

The best performing security was NVIDIA Corp., gaining 191.79% and contributing 0.53% to the return of the Fund. The second best performing security was Micron Technology, Inc., gaining 160.55% and contributing 0.31% to the return of the Fund. The third best performing security was Western Digital Corp., gaining 107.78% and contributing 0.17% to the return of the Fund. The worst performing security in the Fund was Tractor Supply Company, declining 37.41% and reducing the return of the Fund by 0.11%. The second worst performing security in the Fund was Travis Perkins, declining 34.30% and reducing the return of the Fund by 0.09%. The third worst performing security in the Fund was Sports Direct International, declining 33.40% and reducing the return of the Fund by 0.11%.

We seek to capture the Knowledge Effect in the ETF by applying the intellectual property developed by Knowledge Leaders Capital over the last decade. On behalf of the team, I thank you for your continued support of the Fund.

Sincerely,

Garrett Stevens, Chief Executive Officer
Exchange Traded Concepts, Advisor to the Fund

Knowledge Leaders Developed World ETF MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Continued)	April 30, 2017 (Unaudited)

Equity securities, such as common stocks, are subject to market, economic and business risks that may cause their prices to fluctuate. Currency Risk is the risk that the values of foreign investments may be affected by changes in the currency rates or exchange control regulations. Investments in foreign securities may involve risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. The Fund’s return may not match or achieve a high degree of correlation with the return of the Index.

The Knowledge Leaders Developed World ETF is distributed by Foreside Fund Services, LLC.

Shares of the Fund may be sold throughout the day on the exchange through any brokerage account. However, shares are not individually redeemable, and may only be redeemed directly from the Fund by Authorized Participants, in very large creation/redemption units. There can be no assurance that an active trading market for shares of an ETF will develop or be maintained. Shares may trade above or below NAV.

The Knowledge Leaders Developed World Index is an equal-weighted index that tracks highly innovative companies and consists of mid- and large-cap companies from the developed world. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the US and Canada. The FTSE Global All Cap Index is a market-capitalization weighted index representing the performance of the large, mid, and small cap stocks globally. The FTSE Developed ex-US Index is comprised of large (85%) and mid (15%) cap stocks providing coverage of Developed markets (24 countries) excluding the US.

Active share is the percentage of stock holdings in a portfolio that differ from the benchmark index. Active share determines the extent of active management being employed by fund managers: the higher the active share, the more likely a fund is to outperform the benchmark index. Researchers in a 2006 Yale School of Management study determined that funds with a higher active share tended to be more consistent in generating high returns against the benchmark indexes. Alpha is a measure of the portfolio’s risk adjusted performance. When compared to the portfolio’s beta, a positive alpha indicates better-than-expected portfolio performance and a negative alpha worse-than-expected portfolio performance. Correlation is the extent to which the returns of different types of investments move in tandem with one another in response to changing economic and market conditions. Correlation is measured on a scale of -1 (negatively correlated) to +1 (completely correlated). Low correlation or negative correlation to traditional stocks and bonds may help reduce risk in a portfolio and provide downside protection.

As of April 30, 2017, the Knowledge Leaders Developed World ETF held the following weight for each company mentioned in this letter: NVIDIA Corp (0.22%), Tokyo Electron (0.00%), Lion Corp (0.00%), Tractor Supply Company (0.19%), Ono Pharmaceutical Co (0.28%), Sports Direct International (0.00%), Micron Technology (0.22%), Western Digital (0.00%), Travis Perkins (0.00%).

Indexes are unmanaged, and it is not possible to invest directly in an index.

Holdings and allocations are subject to change.

Knowledge Leaders Developed World ETF MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Concluded)	April 30, 2017 (Unaudited)

Growth of a $10,000 Investment
(at Net Asset Value)

		Average Annual Return as of 4/30/17		Expense Ratio *
	Inception Date of the Fund	One Year	Since Inception	Gross	Net
Knowledge Leaders Developed World ETF	7/7/2015	15.19%	9.75%	0.75%	0.75%
MSCI World Index		14.65%	6.84%
Knowledge Leaders Developed World Index		15.51%	9.74%

*	Reflects the expense ratio as reported in the Prospectus dated August 29, 2016.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains distributions. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

For the Fund’s most recent month end performance, please visit www.knowledgeleadersfunds.com.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.The information provided herein represents the opinion of Knowledge Leaders Capital, LLC for the period stated and is subject to change at any time.

See definition of MSCI World Index in Management’s Discussion of Fund Performance.

Net Asset Value - The dollar value of a single share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. Calculated at the end of each business day.

Knowledge Leaders Developed World ETF SCHEDULE OF INVESTMENTS	April 30, 2017

Number of Shares		Value ($)
COMMON STOCKS – 99.4%
	AUSTRALIA – 2.7%
33,000	ALS Ltd.	154,244
50,250	Boral Ltd.	231,489
19,950	Carsales.Com Ltd.	175,156
2,700	CSL Ltd.	267,644
3,250	Domino's Pizza Enterprises Ltd.	148,553
40,200	Duluxgroup Ltd.	203,530
51,750	Harvey Norman Holdings Ltd.	162,158
15,650	Mineral Resources Ltd.	125,114
21,950	Nufarm Ltd.	166,944
12,050	Premier Investments Ltd.	118,232
13,000	Woolworths Ltd.	261,329
		2,014,393
	AUSTRIA – 0.2%
3,100	Oesterreichische Post A.G.	131,570

	BELGIUM – 0.4%
2,000	Solvay S.A.	254,270

	CANADA – 2.3%
17,000	CAE, Inc.	259,234
3,100	George Weston Ltd.	277,941
5,000	Loblaw Cos. Ltd.	280,151
5,000	Methanex Corp.	229,394
5,000	Open Text Corp.	173,078
5,000	Ritchie Bros Auctioneers, Inc.	163,680
6,650	Stantec, Inc.	170,372
3,500	West Fraser Timber Co., Ltd.	157,017
		1,710,867
	DENMARK – 1.6%
100	AP Moller - Maersk A/S Class B	172,919
3,600	Chr. Hansen Holding A/S	242,572
2,150	Coloplast A/S Class B	183,999
4,000	H. Lundbeck A/S	204,984
1,650	Pandora A/S	178,292
8,500	William Demant Holding A/S*	194,523
		1,177,289
	FINLAND – 1.7%
4,750	Kone Oyj Class B	217,556
6,400	Metso OYJ	229,498
3,950	Nokian Renkaat Oyj	169,904
3,100	Orion Oyj Class B	177,733
20,050	Stora Enso Oyj Class R	238,421
3,200	Wartsila OYJ Abp	194,791
		1,227,903
	FRANCE – 3.4%
1,550	Air Liquide S.A.	186,679
1,100	Christian Dior SE	301,797
4,500	Compagnie de Saint-Gobain S.A.	242,808
1,450	Compagnie Generale des Etablissements Michelin	189,398
3,050	Dassault Systemes	272,114
1,350	Essilor International S.A.	174,866
850	Kering	263,381
4,400	Legrand S.A.	284,752
2,000	Pernod Ricard S.A.	250,132
2,350	Sanofi	221,638
1,450	Sartorius Stedim Biotech	97,218
		2,484,783
	GERMANY – 3.3%
2,750	BASF SE	267,898
1,000	Continental AG	223,779
6,450	Evonik Industries AG	215,312
2,200	Fresenius Medical Care AG & Co. KGaA	195,129
2,100	HeidelbergCement AG	194,378
2,000	Merck KGaA	234,778
2,400	OSRAM Licht AG	160,703
2,250	Siemens AG	322,438
2,850	Symrise AG	199,462
35,700	Telefonica Deutschland Holding AG	172,996
4,550	United Internet AG	209,362
		2,396,235
	IRELAND – 0.8%
5,000	ICON PLC*	422,450
420	Kingspan Group PLC (London)	14,489
4,830	Kingspan Group PLC (Dublin)	167,966
		604,905
	ISRAEL – 0.8%
3,200	Caesarstone Sdot-Yam Ltd.*	127,040
2,300	Frutarom Industries Ltd.	135,277
2,400	Nice Ltd.	161,880
5,000	Orbotech Ltd.*	164,650
		588,847
	ITALY – 1.1%
19,900	Davide Campari-Milano S.p.A.	235,337
9,150	Moncler S.p.A	225,782
6,150	Salvatore Ferragamo S.p.A.	196,960
11,350	Tenaris S.A.	177,731
		835,810
	JAPAN – 33.4%‡
5,000	ABC-MART, INC.	277,653
15,000	Amada Holdings Co., Ltd.	178,165
15,000	Asics Corp.	265,228
5,000	BANDAI NAMCO Holdings, Inc.	156,769
5,000	Benesse Holdings, Inc.	150,937

See accompanying Notes to Financial Statements.

Knowledge Leaders Developed World ETF SCHEDULE OF INVESTMENTS (Continued)	April 30, 2017

Number of Shares		Value ($)
COMMON STOCKS (Continued)
	JAPAN (Continued)
10,000	Brother Industries Ltd.	205,526
10,000	Calbee, Inc.	348,973
5,000	Canon, Inc.	165,785
10,000	Casio Computer Co., Ltd.	140,935
10,000	Coca-Cola West Co., Ltd.	297,389
10,000	Cyberagent, Inc.	310,397
15,000	Daicel Corp.	172,109
15,000	Daiichi Sankyo Co., Ltd.	332,780
5,000	DeNA Co., Ltd.	107,069
10,000	Ebara Corp.	304,566
5,000	Ezaki Glico Co., Ltd.	263,300
50,000	Fuji Electric Co., Ltd.	274,065
20,000	Fuji Media Holdings, Inc.	285,637
50,000	Fujitsu Ltd.	311,653
65,000	Gungho Online Entertainment, Inc.	145,779
5,000	Hamamatsu Photonics K.K.	146,901
10,000	Hitachi Chemical Co., Ltd.	286,176
5,000	Hitachi Kokusai Electric, Inc.	112,138
5,000	House Foods Group, Inc.	111,151
5,000	HOYA CORP.	238,809
15,000	Ibiden Co., Ltd.	263,748
15,000	Isetan Mitsukoshi Holdings Ltd.	163,766
5,000	Itochu Techno-Solutions Corp.	145,555
10,000	Japan Airlines Co., Ltd.	315,780
15,000	K's Holdings Corp.	288,643
10,000	Kansai Paint Co., Ltd.	221,405
10,000	Komatsu Ltd.	266,619
5,000	Konami Holdings Corp.	207,903
5,000	Kyocera Corp.	283,036
15,000	Kyowa Hakko Kirin Co., Ltd.	257,289
10,000	M3, Inc.	255,584
10,000	Makita Corp.	356,598
5,000	Matsumotokiyoshi Holdings Co., Ltd.	250,740
15,000	Minebea Mitsumi, Inc.	216,785
35,000	Mitsubishi Chemical Holdings Corp.	273,890
50,000	Mitsubishi Heavy Industries Ltd.	200,054
5,000	Mixi, Inc.	277,205
5,000	Monotaro Co., Ltd.	162,600
5,000	Morinaga & Co., Ltd.	236,386
10,000	Nabtesco Corp.	283,484
15,000	NEXON Co., Ltd.	255,001
10,000	NGK Insulators Ltd.	213,600
10,000	NGK Spark Plug Co., Ltd.	216,291
35,000	Nippon Suisan Kaisha Ltd.	168,610
5,000	Nippon Telegraph & Telephone Corp.	213,914
15,000	Nippon Television Holdings, Inc.	251,234
10,000	Nissan Chemical Industries Ltd.	309,949
5,000	Nissin Foods Holdings Co., Ltd.	286,176
5,000	Nitto Denko Corp.	376,290
10,000	Nomura Research Institute Ltd.	348,076
15,000	NSK Ltd.	204,539
50,000	NTN Corp.	254,329
5,000	OBIC Co., Ltd.	270,028
50,000	Oji Holdings Corp.	241,769
5,000	Olympus Corp.	192,428
10,000	Ono Pharmaceutical Co., Ltd.	206,064
5,000	OSG Corp.	102,943
10,000	Park24 Co., Ltd.	257,917
10,000	Pigeon Corp.	309,500
10,000	Resorttrust, Inc.	172,064
5,000	Rohm Co., Ltd.	350,767
5,000	Sanrio Co., Ltd.	91,370
25,000	Sanwa Holdings Corp.	251,861
5,000	SCSK Corp.	201,175
10,000	Seiko Epson Corp.	204,539
10,000	Seven & I Holdings Co., Ltd.	422,535
10,000	Shimadzu Corp.	169,552
5,000	Shin-Etsu Chemical Co., Ltd.	434,377
5,000	Shiseido Co., Ltd.	135,283
15,000	Skylark Co., Ltd.	226,877
5,000	Square Enix Holdings Co., Ltd.	143,985
10,000	Subaru Corp.	377,860
50,000	Sumitomo Chemical Co., Ltd.	282,139
15,000	Sumitomo Dainippon Pharma Co., Ltd.	245,985
10,000	Sumitomo Electric Industries Ltd.	162,959
50,000	Sumitomo Osaka Cement Co., Ltd.	217,099
15,000	Sumitomo Rubber Industries Ltd.	269,669
10,000	Suntory Beverage & Food Ltd.	447,206
5,000	Suzuki Motor Corp.	208,666
5,000	Sysmex Corp.	304,118
15,000	Tadano Ltd.	193,505
15,000	Taiyo Nippon Sanso Corp.	179,106
15,000	Takara Holdings, Inc.	160,806
10,000	Takeda Pharmaceutical Co., Ltd.	479,232
10,000	Terumo Corp.	364,672
5,000	THK Co., Ltd.	128,779
10,000	Toho Co., Ltd.	286,624
50,000	Tokyo Gas Co., Ltd.	232,125
5,000	TOTO Ltd.	190,859
10,000	Toyo Suisan Kaisha Ltd.	374,989
5,000	Universal Entertainment Corp.	149,816
5,000	Yakult Honsha Co., Ltd.	284,381
10,000	Yamaha Corp.	277,205
15,000	Yaskawa Electric Corp.	286,490

See accompanying Notes to Financial Statements.

Knowledge Leaders Developed World ETF SCHEDULE OF INVESTMENTS (Continued)	April 30, 2017

Number of Shares		Value ($)
COMMON STOCKS (Continued)
	JAPAN (Continued)
10,000	Yokogawa Electric Corp.	154,391
15,000	Zensho Holdings Co., Ltd.	256,751
		24,515,435
	NETHERLANDS – 1.3%
2,200	ASML Holding N.V.	290,717
3,700	Koninklijke DSM N.V.	264,592
4,500	Koninklijke Vopak N.V.	202,970
5,250	Wolters Kluwer N.V.	222,905
		981,184
	NEW ZEALAND – 0.4%
26,750	Fletcher Building Ltd.	157,023
66,450	Spark New Zealand Ltd.	168,570
		325,593
	NORWAY – 0.4%
3,400	Bakkafrost P/F	115,496
6,150	Salmar A.S.A.	146,239
		261,735
	PORTUGAL – 0.3%
31,650	NOS SGPS S.A.	181,218

	SINGAPORE – 0.3%
90,000	Singapore Telecommunications Ltd.	240,824

	SPAIN – 0.4%
5,050	Amadeus IT Holding S.A. Class A	272,210

	SWEDEN – 3.6%
8,300	Atlas Copco AB Class A	310,449
24,550	Dometic Group AB	182,985
14,650	Elekta AB Class B	152,956
10,000	Getinge A.B. - B Shares	195,487
8,100	Hennes & Mauritz A.B. - B Shares	200,698
28,000	Husqvarna AB Class B	278,425
12,300	Kindred Group PLC	127,587
2,500	Millicom International Cellular S.A.	137,214
18,350	Sandvik AB	294,684
10,000	SKF AB Class B	219,768
6,300	Svenska Cellulosa AB Class B	208,748
12,750	Trelleborg AB Class B	299,786
		2,608,787
	SWITZERLAND – 2.7%
3,000	Compagnie Financiere Richemont S.A.	250,590
650	Geberit AG	295,926
4,050	LafargeHolcim Ltd.	229,464
3,100	Novartis AG	238,390
900	Roche Holding AG	235,341
150	SGS S.A.	337,385
1,300	Sonova Holding AG	192,104
450	Syngenta AG*	209,031
		1,988,231
	UNITED KINGDOM – 6.7%
2,150	ASOS PLC*	161,887
46,100	B&M European Value Retail S.A.	200,993
7,700	Burberry Group PLC	160,785
7,300	Coca-Cola HBC AG	202,298
4,300	Croda International PLC	209,396
43,000	Dixons Carphone PLC	186,643
34,300	DS Smith PLC	191,481
9,200	Experian PLC	197,462
13,850	IMI PLC	229,177
24,500	Just Eat PLC*	182,891
51,500	Kingfisher PLC	227,402
13,600	Mediclinic International PLC	144,455
30,700	Merlin Entertainments PLC	200,775
7,100	Mondi PLC	183,804
2,100	Reckitt Benckiser Group PLC	193,197
25,950	Sage Group PLC	224,938
2,950	Shire PLC	173,157
10,300	Smith & Nephew PLC	169,235
12,100	Smiths Group PLC	256,732
3,400	Spirax-Sarco Engineering PLC	228,735
5,200	Unilever PLC	267,216
90,900	Vodafone Group PLC	234,087
4,350	Whitbread PLC	227,082
12,150	WPP PLC	259,836
		4,913,664
	UNITED STATES – 31.6%
3,700	Activision Blizzard, Inc.	193,325
750	Acuity Brands, Inc.	132,075
2,200	Adobe Systems, Inc.*	294,228
3,800	Agilent Technologies, Inc.	209,190
1,500	Air Products and Chemicals, Inc.	210,750
1,850	Albemarle Corp.	201,484
1,200	Alexion Pharmaceuticals, Inc.*	153,336
650	Allergan PLC	158,509
3,400	Amdocs Ltd.	208,216
1,000	Amgen, Inc.	163,320
2,950	Amphenol Corp. Class A	213,314
2,900	Analog Devices, Inc.	220,980
1,550	Apple, Inc.	222,657
3,600	AT&T, Inc.	142,668
2,250	Autodesk, Inc.*	202,657
5,900	BorgWarner, Inc.	249,452
2,700	Bristol-Myers Squibb Co.	151,335

See accompanying Notes to Financial Statements.

Knowledge Leaders Developed World ETF SCHEDULE OF INVESTMENTS (Continued)	April 30, 2017

Number of Shares		Value ($)
COMMON STOCKS (Continued)
	UNITED STATES (Continued)
2,900	Broadridge Financial Solutions, Inc.	202,826
3,300	Brown-Forman Corp. Class B	156,156
900	C. R. Bard, Inc.	276,732
6,650	CA, Inc.	218,319
5,100	CBRE Group, Inc. Class A*	182,631
2,850	Celanese Corp. Class A	248,064
6,800	Check Point Software Technologies Ltd.*	707,268
1,700	Cintas Corp.	208,199
6,950	Cisco Systems, Inc.	236,786
850	Cooper Companies, Inc.	170,281
800	CoStar Group, Inc.*	192,712
1,300	Cummins, Inc.	196,222
2,250	Danaher Corp.	187,493
3,000	DENTSPLY SIRONA, Inc.	189,720
2,600	Dollar Tree, Inc.*	215,202
2,150	Dover Corp.	169,592
2,500	Eaton Corp. PLC	189,100
4,700	eBay, Inc.*	157,027
1,600	Edwards Lifesciences Corp.*	175,472
2,750	EI du Pont de Nemours & Co.	219,312
2,200	Eli Lilly and Co.	180,532
4,350	Emerson Electric Co.	262,218
1,900	Equifax, Inc.	257,089
2,350	Estee Lauder Co., Inc. Class A	204,779
1,550	Expedia, Inc.	207,266
1,700	F5 Networks, Inc.*	219,521
1,550	Facebook, Inc. Class A*	232,887
1,300	FactSet Research Systems, Inc.	212,238
4,150	Fastenal Co.	185,422
2,900	Foot Locker, Inc.	224,286
6,500	Gap, Inc.	170,300
3,150	General Mills, Inc.	181,157
2,500	Gilead Sciences, Inc.	171,375
1,650	Hasbro, Inc.	163,532
1,650	Henry Schein, Inc.*	286,770
1,700	Honeywell International, Inc.	222,938
5,350	Hormel Foods Corp.	187,678
2,250	IDEX Corp.	235,710
850	Illumina, Inc.*	157,131
2,600	Ingersoll-Rand PLC	230,750
1,400	Ingredion, Inc.	173,348
5,500	Intel Corp.	198,825
1,700	Intuit, Inc.	212,857
7,850	Juniper Networks, Inc.	236,049
3,650	Kohl's Corp.	142,460
2,000	Lam Research Corp.	289,700
4,150	Leggett & Platt, Inc.	218,041
2,450	Lowe's Companies, Inc.	207,956
5,000	Macy's, Inc.	146,100
5,350	Mattel, Inc.	119,947
2,100	McCormick & Co., Inc.	209,790
450	Mettler-Toledo International, Inc.*	231,039
5,000	Michael Kors Holdings Ltd.*	186,650
3,100	Microchip Technology, Inc.	234,298
5,900	Micron Technology, Inc.*	163,253
5,000	Mobileye N.V.*	309,600
1,500	Molson Coors Brewing Co. Class B	143,835
1,400	Monsanto Co.	163,254
4,000	Newell Rubbermaid, Inc.	190,960
1,550	NVIDIA Corp.	161,665
800	O'Reilly Automotive, Inc.*	198,520
4,750	Oracle Corp.	213,560
2,850	Owens Corning	173,423
2,000	Parker-Hannifin Corp.	321,600
4,300	PayPal Holdings, Inc.*	205,196
2,350	Pentair PLC	151,599
5,000	Perrigo Co. PLC	369,700
2,250	PPG Industries, Inc.	247,140
150	Priceline Group, Inc.*	277,023
1,600	PVH Corp.	161,648
2,800	QUALCOMM, Inc.	150,472
2,200	Red Hat, Inc.*	193,776
1,800	Rockwell Automation, Inc.	283,230
4,750	SEI Investments Co.	240,872
1,050	Snap-on, Inc.	175,907
3,500	Southwest Airlines Co.	196,770
2,900	Splunk, Inc.*	186,499
1,550	Stanley Black & Decker, Inc.	211,032
1,650	Stryker Corp.	225,010
3,750	Synopsys, Inc.*	276,375
5,000	Textron, Inc.	233,300
1,250	Thermo Fisher Scientific, Inc.	206,662
1,800	Time Warner, Inc.	178,686
2,250	Tractor Supply Co.	139,298
3,700	UGI Corp.	185,592
400	Ulta Beauty, Inc.*	112,576
1,750	Varian Medical Systems, Inc.*	158,795
2,000	Vmware, Inc. Class A*	188,240
2,300	Wabtec Corp.	192,947
2,700	Walgreens Boots Alliance, Inc.	233,658
22,050	Xerox Corp.	158,540
3,400	Xilinx, Inc.	214,574
4,500	Xylem, Inc.	231,345

See accompanying Notes to Financial Statements.

Knowledge Leaders Developed World ETF SCHEDULE OF INVESTMENTS (Concluded)	April 30, 2017

Number of Shares		Value ($)
COMMON STOCKS (Continued)
	UNITED STATES (Continued)
1,400	Zimmer Biomet Holdings, Inc.	167,510
3,250	Zoetis, Inc. Class A	182,358
		23,203,249
	TOTAL COMMON STOCKS
	(Cost $66,298,754)	72,919,002

SHORT-TERM INVESTMENTS – 0.3%
231,800	JP Morgan U.S. Government Money Market Fund - Institutional Shares, 0.62%#	231,800

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $231,800)	231,800

	TOTAL INVESTMENTS – 99.7%
	(Cost $66,530,554)	73,150,802
	Other Assets in Excess of Liabilities – 0.3%	202,933
	TOTAL NET ASSETS – 100.0%	$73,353,735

*	Non-income producing security.

#	The rate is the annualized seven-day yield at period end.

‡	Please see Note 6 for more information about geographic investment and other risks.

See accompanying Notes to Financial Statements.

Knowledge Leaders Developed World ETF SUMMARY OF INVESTMENTS	April 30, 2017 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Industrials	20.1%
Information Technology	19.4%
Consumer Discretionary	18.4%
Health Care	14.9%
Materials	12.0%
Consumer Staples	10.9%
Telecommunication Services	1.8%
Financials	0.6%
Utilities	0.6%
Energy	0.5%
Real Estate	0.2%
Total Common Stocks	99.4%
Short-Term Investments	0.3%
Total Investments	99.7%
Other Assets in Excess of Liabilities	0.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

EXCHANGE LISTED FUNDS TRUST STATEMENT OF ASSETS AND LIABILITIES	April 30, 2017

Knowledge Leaders Developed World ETF
Assets:
Investments, at value (Cost $66,530,554)	$73,150,802
Foreign currency, at value (Cost $142,332)	146,536
Segregated cash balances with Authorized Participants for Fund shares redeemed	3,637,320
Dividends and interest receivable	237,407
Total Assets	77,172,065

Liabilities:
Collateral payable upon return of Fund shares	3,637,320
Due to custodian	18
Investment securities purchased	141,870
Advisory fee payable	38,968
Payable for currency sold	154
Total Liabilities	3,818,330

Net Assets	$73,353,735

Net Assets Consist of:
Capital	$66,846,142
Accumulated undistributed net investment income (loss)	199,339
Accumulated net realized gain (loss) on investments and foreign currency transactions	(315,490)
Net unrealized appreciation (depreciation) on investments	6,620,248
Net unrealized appreciation (depreciation) on foreign currency translation	3,496
Net Assets	$73,353,735

Net Assets	$73,353,735
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,500,001
Net Asset Value, Offering and Redemption Price Per Share	$29.34

See accompanying Notes to Financial Statements.

EXCHANGE LISTED FUNDS TRUST STATEMENT OF OPERATIONS	For the Year Ended April 30, 2017

Knowledge Leaders Developed World ETF
Investment Income:
Dividend income (net of foreign withholding tax of $71,761)	$833,037
Interest	374
Total Investment Income	833,411

Expenses:
Advisory fees	348,181
Total Expenses	348,181

Net investment income (loss)	485,230

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on investment securities	770,788
Net realized gain (loss) on foreign currency transactions	(21,186)
Change in unrealized appreciation/(depreciation) on investments	5,999,081
Change in unrealized appreciation/(depreciation) on foreign currency translation	754
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	6,749,437

Change in Net Assets Resulting From Operations	$7,234,667

See accompanying Notes to Financial Statements.

EXCHANGE LISTED FUNDS TRUST STATEMENTS OF CHANGES IN NET ASSETS	April 30, 2017

	Knowledge Leaders Developed World ETF
	Year Ended April 30, 2017	For the Period July 7, 2015(1) through April 30, 2016
From Investment Activities:
Operations:
Net investment income (loss)	$485,230	$101,997
Net realized gain (loss) on investments and foreign currency transactions	749,602	(26,273)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	5,999,835	623,909
Net Increase (Decrease) in Net Assets Resulting from Operations	7,234,667	699,633

Distributions to Shareholders:
From net investment income	(347,858)	(23,428)
Total Distributions to Shareholders	(347,858)	(23,428)

Capital Transactions:
Proceeds from shares issued	55,301,407	14,705,740
Cost of shares redeemed	(4,216,451)	—
Net Increase (Decrease) in Net Assets from Capital Share Transactions	51,084,956	14,705,740

Total Increase (Decrease) in Net Assets	57,971,765	15,381,945

Net Assets:
Beginning of period	15,381,970	25 (2)
End of period	$73,353,735	$15,381,970

Accumulated undistributed net investment income (loss)	$199,339	$73,753

Share Transactions:
Issued	2,050,000	600,000
Redeemed	(150,000)	—
Net Increase (Decrease) in Share Transactions	1,900,000	600,000

(1)	Commencement of operations.

(2)	Beginning capital of $25 was contributed by the Adviser in exchange for 1 share of the Fund in connection with the commencement of operations.

See accompanying Notes to Financial Statements.

EXCHANGE LISTED FUNDS TRUST FINANCIAL HIGHLIGHTS	April 30, 2017

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distribution to Shareholders From						Ratios to Average Net Assets		Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments	Total Distri-butions	Net Asset Value, End of Period	Total Return(2)(3)	Total Return at Market(2)(4)	Ratio of Expenses to Average Net Assets(5)	Ratio of Net Investment Income to Average Net Assets(5)	Net Assets at End of Period (000's)	Portfolio Turnover(2)(7)
Knowledge Leaders Developed World ETF
Year Ended April 30, 2017	$25.64	$0.28	$3.59	$3.87	$(0.17)	$—	$(0.17)	$29.34	15.19%	16.81%	0.75%	1.05%	$73,354	47%
For the Period July 7, 2015(6) through April 30, 2016	$25.00	$0.29	$0.41	$0.70	$(0.06)	$—	$(0.06)	$25.64	2.80%	1.72%	0.75%	1.44%	$15,382	18%

(1)	Per share numbers have been calculated using the average shares method.

(2)	Not annualized for periods less than one year.

(3)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to the differences between the market price of the shares and the net asset value per share of the Fund.

(4)
Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price on the NYSE Arca. The composite closing price is the last reported sale, regardless of volume, and not an average price, and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the NYSE Arca.

(5)	Annualized for periods less than one year.

(6)	Commencement of operations.

(7)	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See accompanying Notes to Financial Statements.

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS	April 30, 2017

Note 1 – Organization

Exchange Listed Funds Trust (the “Trust”) was organized on April 4, 2012 as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (”Shares”) in one or more series representing interests in separate portfolios of securities. The Trust has registered its Shares in several separate series. The financial statements herein are for the Knowledge Leaders Developed World ETF (formerly known as Gavekal Knowledge Leaders Developed World ETF) (the “Developed World ETF” or the “Fund”). The Fund is a passively managed exchange-traded fund. The assets of each series in the Trust are segregated and a shareholder’s interest is limited to the Fund in which Shares are held.

The investment objective of the Fund is to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Knowledge Leaders Developed World Index (the “Developed World Index”). The Developed World ETF is classified as a “non-diversified” fund. This means that the Fund may invest more of its assets in securities of a single issuer than that of a diversified fund. The Developed World ETF commenced operations on July 7, 2015.

Under the Trust’s organizational documents, its officers and Board of Trustees (the “Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust.

Note 2 – Basis of Presentation and Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Trust in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and income and expenses during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities.

(a) Valuation of Investments

The Fund’s investments are valued using procedures approved by the Board and are generally valued using market valuations (Market Approach). A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In the event that current market valuations are not readily available or such valuations do not reflect current fair market value, the Trust’s procedures require the Fund’s Valuation Committee, in accordance with the Fund’s Board-approved valuation guidelines, to determine a security’s fair value. In determining such value, the Valuation Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates or market indices). Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s Net Asset Value (“NAV”) and the prices used by the Fund’s Index Provider. This may result in a difference between the Fund’s performance and the performance of the Fund’s Index. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when the investors will not be able to purchase or sell their Shares.

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)	April 30, 2017

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (2) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

●	Level 1 – Quoted prices in active markets for identical assets

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the valuation procedures noted previously, equity securities and short-term investments are generally categorized as Level 1 in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as Level 2).

The following is a summary of the valuations as of April 30, 2017 for the Fund based upon the three levels defined above:

Developed World ETF	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks(1)	$72,919,002	$—	$—	$72,919,002
Short-Term Investments	231,800	—	—	231,800
Total Assets	$73,150,802	$—	$—	$73,150,802

*	The Fund did not hold any Level 3 securities at period end.

[1]	For a detailed break-out of common stocks by country classification, please refer to the Schedule of Investments.

Transfers are recognized at the end of the reporting period. The Developed World ETF had no transfers between Levels at period end.

(b) Investment Transactions and Related Income

For financial reporting purposes, investment transactions are reported on trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend Income on the Statement of Operations is shown net of any foreign taxes withheld on income from foreign securities, which are provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

(c) Foreign Currency Transactions

The accounting records of the Trust are maintained in U.S. dollars. Financial instruments and other assets and liabilities of the Trust denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of financial instruments, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transaction. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in values to financial instruments. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from transactions in financial instruments and foreign currencies, currency exchange fluctuations between the trade and settlement date of such transactions,

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)	April 30, 2017

and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including financial instruments, resulting from changes in currency exchange rates.

(d) Federal Income Tax

It is the policy of the Fund to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended, and to distribute substantially all of its net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required as long as the Fund qualifies as a regulated investment company.

Management of the Fund has evaluated tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in previous tax years remain subject to examination by tax authorities (generally three years for federal income tax purposes). The determination has been made that there are not any uncertain tax positions that would require the Fund to record a tax liability and, therefore, there is no impact to the Fund’s financial statements.

(e) Distributions to Shareholders

The Fund distributes net investment income and capital gains, if any, at least annually. The Fund may make distributions on a more frequent basis for the Fund to improve index tracking or to comply with the distributions requirement of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital and distribution reclassifications), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales and straddles) do not require a reclassification.

Note 3 – Transactions with Affiliates and Other Servicing Agreements

(a) Investment Advisory

Exchange Traded Concepts, LLC (the “Adviser”) serves as adviser to the Trust, including the Fund, pursuant to an Investment Advisory Agreement (“Advisory Agreement”). Under the Advisory Agreement, the Adviser provides investment advice to the Fund primarily in the form of oversight of the Sub-Adviser (as defined below), including daily monitoring of purchases and sales of securities by the Sub-Adviser and regular review of the Sub-Adviser’s performance. The Adviser, in consultation with the Sub-Adviser, arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the Trust.

For the services it provides to the Fund, the Adviser receives a fee, which is calculated daily and paid monthly, at a rate of 0.75% of average daily net assets of the Developed World ETF.

Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The Adviser has entered into a license agreement with Knowledge Leaders Capital, LLC (the “Index Provider”) pursuant to which the Adviser pays a fee to use the Developed World Index (the “Index”). The Adviser is sub-licensing rights to the Index to the Fund at no charge.

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)	April 30, 2017

(b) Investment Sub-Advisory Agreement

The Adviser and Penserra Capital Management LLC, (“Penserra” or the “Sub-Adviser”) have entered into an investment subadvisory agreement (the “Sub-Advisory Agreement”) with respect to the Trust. Under the Sub-Advisory Agreement, the Sub-Adviser is responsible for, among other things, trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of the Indices, subject to the supervision of the Adviser and the Board. The Sub-Adviser’s fees are borne by the Fund’s Adviser.

(c) Broker Commissions

For the year ending April 30, 2017, the Developed World ETF paid approximately $2,749 for the execution of purchases and sales of portfolio investments to a broker-dealer affiliated with the Sub-Adviser.

(d) Distribution Agreement

Foreside Fund Services, LLC, a Delaware limited liability company, (the “Distributor”) is the principal underwriter and distributor of the Fund’s Shares. The Distributor does not maintain any secondary market in Fund Shares. The Trust has adopted a Rule 12b-1 Distribution and Service Plan (the “Distribution and Service Plan”) pursuant to which payments of up to 0.25% of average daily net assets may be made to compensate or reimburse financial intermediaries for activities principally intended to result in the sale of the Fund’s Shares. In accordance with the Distribution and Service Plan, the Distributor may enter into agreements with financial intermediaries and dealers relating to distribution and/or marketing services with respect to the Trust.

The Board has determined that no payments will be made under the Distribution and Service Plan through August 29, 2017. Thereafter, fees under the Distribution and Service Plan may only be imposed after approval by the Board. The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Trust. Any forgone fees will not be recoverable during any subsequent period.

(e) Other Servicing Agreements

The Bank of New York Mellon (“BNY Mellon “) serves as the Fund’s fund accountant, transfer agent, custodian and co-administrator and UMB Fund Services (“UMBFS”) serves as the Fund’s co-administrator.

Certain officers of the Trust are also employees of the Fund’s Adviser and affiliates of the Distributor.

Note 4 – Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the year ended April 30, 2017 were as follows:

Fund	Purchases	Sales
Developed World ETF	$25,991,841	$21,920,680

Purchases, sales, and realized gain/(loss) of in-kind transactions for the year ended April 30, 2017 were as follows:

Fund	Purchases	Sales	Gain/(Loss)
Developed World ETF	$50,830,845	$4,036,271	$1,053,628

Note 5 – Capital Share Transactions

Fund Shares are listed and traded on the NYSE Arca, Inc. (the “Exchange”) on each day that the Exchange is open for business (“Business Day”). Individual Fund Shares may only be purchased and sold on this exchange through a broker-dealer. Because the Fund’s Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

The Fund offers and redeems Shares on a continuous basis at NAV only in large blocks of Shares, currently 50,000 Shares for the Fund (“Creation Unit”). Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Fund Shares may only be purchased or redeemed directly from the Fund by certain financial institutions (“Authorized Participants”).

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)	April 30, 2017

An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed a Participant Agreement with the Distributor. Creation Units are available for purchase and redemption on each Business Day and are offered and redeemed on an in-kind basis, together with the specified cash amount, or for an all cash amount.

To the extent contemplated by a participant agreement, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the shares comprising a Creation Unit to be redeemed to the Distributor, on behalf of the Fund, by the time as set forth in a participant agreement, the Distributor may nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral up to 115% of the value of deposit securities. A participant agreement may permit the Fund to use such collateral to purchase the missing shares, and could subject an Authorized Participant to liability for any shortfall between the cost of the Fund acquiring such shares and the value of the collateral.

Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker, which will be subject to customary brokerage commissions or fees.

A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a creation transaction fee regardless of the number of Creation Units created in the transaction. The Fund may adjust the creation transaction fee from time to time based upon actual experience. In addition, the Fund may impose a non-standard charge of up to 0.02% of the value of the creation transactions for cash creations, non-standard orders, or partial cash purchases for the Fund. The Fund may adjust the non-standard charge from time to time based upon actual experience. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the creation transaction fee and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the deposit securities to the account of the Trust. The Adviser may retain all or a portion of the transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the issuance of a Creation Unit, which the transaction fee is designed to cover. The standard Creation Unit transaction fee for the Developed World ETF is $1,800.

A redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and Authorized Participants will be required to pay a redemption transaction fee regardless of the number of Creation Units created in the transaction. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Fund may adjust the redemption transaction fee from time to time based upon actual experience. In addition, the Fund may impose a non-standard charge of up to 0.02% of the value of a redemption transaction for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the redemption transaction fees and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Fund securities to the account of the Trust. The non-standard charges are payable to the Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund securities and the cash redemption amount and other transactions costs. The standard redemption transaction fee for Developed World ETF is $1,800.

Note 6 – Principal Risks

As with any investment, the investor could lose all or part of their investment in the Fund and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. A more complete description of principal risks is included in the Fund’s prospectus.

Common Stock Risk: Common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock. Also, prices of common stocks are sensitive to general market movements.

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)	April 30, 2017

Currency Exchange Rate Risk: The Fund may invest a relatively large percentage of its assets in securities denominated in non-U.S. currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investments and the value of your Shares.

Early Close/Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity Risk: The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or facts relating to specific companies in which the Fund invests.

Foreign Securities Risk: Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to expropriation, nationalization or adverse political or economic developments. Foreign securities may have relatively low market liquidity and decreased publicly available information about issuers. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Non-U.S. issuers may also be subject to inconsistent and potentially less stringent accounting, auditing, financial reporting and investor protection standards than U.S. issuers. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Geographic Investment Risk: To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Geopolitical Risk: Some countries and regions in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments.

Index Tracking Risk: The Fund’s returns may not match or achieve a high degree of correlation with the returns of its underlying Index.

Industry and Sector Concentration Risk: To the extent the Fund’s investments are concentrated in or have significant exposure to a particular issuer, industry or group of industries, or asset class, the Fund may be more vulnerable to adverse events affecting such issuer, industry or group of industries, or asset class than if the Fund’s investments were more broadly diversified.

Issuer-Specific Risk: Fund performance depends on the performance of individual securities to which the Fund has exposure. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

Large-Capitalization Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.

Liquidity Risk: Liquidity risk exists when particular Fund investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices.

Market Risk: The market price of a security or instrument could decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security may also decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Non-Diversification Risk: The Fund is non-diversified, meaning that, as compared to a diversified fund, it can invest a greater percentage of its assets in securities issued by or representing a small number of issuers. As a result, the performance of these issuers can have a substantial impact on the Fund’s performance.

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)	April 30, 2017

Passive Investment Risk: The Fund is not actively managed and therefore the Fund would not sell shares of an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Fund’s Index or the selling of shares is otherwise required upon a rebalancing of the Index.

Premium/Discount Risk: Although it is expected that the market price of the Fund’s Shares typically will approximate its NAV, there may be times when the market price and the NAV differ and the Fund’s Shares may trade at a premium or discount to the NAV.

Sampling Risk: The Fund’s use of a representative sampling approach will result in their holding a smaller number of securities than are in the Fund’s Index. As a result, an adverse development relating to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its underlying Index. Conversely, a positive development relating to an issuer of securities in the Fund’s Index that is not held by the Fund could cause the Fund to underperform its underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Small- and Mid-Capitalization Risk: The small- and mid-capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. Securities of small- and mid-capitalization companies generally trade in lower volumes, are often more vulnerable to market volatility, and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole.

Note 7 – Federal Income Taxes

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences arising primarily from redemption in-kind transactions, the following amounts have been reclassified for the tax year ended April 30, 2017:

Fund	Capital	Accumulated Undistributed Net Investment Income (Loss) on Investments	Accumulated Net Realized Gain (Loss) on Investments
Developed World ETF	$1,055,421	$(11,786)	$(1,043,635)

The tax character of the distributions paid during the tax periods ended April 30, 2017 and April 30, 2016, respectively, were as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Developed World ETF
April 30, 2017	$347,858	$—	$347,858
April 30, 2016	23,428	—	23,428

As of the tax year ended April 30, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation) on Investments	Unrealized Appreciation (Depreciation) on Foreign Currency	Accumulated Earnings (Deficit)
Developed World ETF	$270,924	$—	$(327,733)	$6,560,906	$3,496	$6,507,593

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Concluded)	April 30, 2017

At April 30, 2017, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Developed World ETF	$66,589,896	$7,826,424	$(1,265,518)	$6,560,906

The differences between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of the tax year ended April 30, 2017, the Fund has non-expiring accumulated capital loss carryforwards as follows:

Fund	Short-Term	Long-Term
Developed World ETF	$280,226	$47,507

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 8 – Recently Issued Regulatory Pronouncements

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms, and amended existing rules and forms, which are designed to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In addition, the SEC required certain open-end funds to adopt liquidity risk management programs to ensure that funds meet their obligation to satisfy shareholder redemption requests on a daily basis. Exchange Traded Funds (“ETFs”) that qualify as so-called “in-kind ETFs” will be excluded from certain requirements. Management is currently evaluating the impacts to the Fund.

Note 9 – Subsequent Events

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined there are no material events that would require disclosure in the Fund’s financial statements through this date.

EXCHANGE LISTED FUNDS TRUST REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Knowledge Leaders Developed World ETF and
Board of Trustees of Exchange Listed Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Knowledge Leaders Developed World ETF (the “Fund”), a series of Exchange Listed Funds Trust, as of April 30, 2017, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Knowledge Leaders Developed World ETF as of April 30, 2017, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
June 27, 2017

EXCHANGE LISTED FUNDS TRUST DISCLOSURE OF FUND EXPENSES	April 30, 2017 (Unaudited)

Expense Examples

All Exchange Traded Funds (“ETF”) have operating expenses. As a shareholder of the Fund you incur an Advisory fee. In addition to the Advisory fee, a shareholder may pay brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses), if any. It is important for you to understand the impact of these ongoing costs on your investment returns. Shareholders may incur brokerage commissions on their purchases and sales of Fund shares, which are not reflected in these examples.

The following examples use the annualized expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (unless otherwise noted below). The table below illustrates the Fund’s cost in two ways:

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that the Fund may have incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return for the period.

You can use the information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over the period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for the Fund under “Expenses Paid During Period.”

Hypothetical 5% Return

This section helps you compare the Fund’s costs with those of other funds. It assumes that the Fund had an annualized return of 5% before expenses and the expense ratio for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical results for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes - not the Fund’s actual return - the account values shown may not apply to your specific investment.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period
Actual Performance*	11/1/16	4/30/17		11/1/16–4/30/17
Developed World ETF	$ 1,000.00	$ 1,109.00	0.75%	$ 3.92
Hypothetical (5% annual return before expenses)*
Developed World ETF	$ 1,000.00	$ 1,021.08	0.75%	$ 3.76

*
Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

EXCHANGE LISTED FUNDS TRUST APPROVAL OF INVESTMENT ADVISORY AGREEMENTS	April 30, 2017 (Unaudited)

During the period covered by this report, the Board of Trustees (the “Board”) of Exchange Listed Funds Trust (the “Trust”) considered and approved the continuance of the following agreements (collectively, the “Agreements”) with respect to the Knowledge Leaders Developed World ETF (the “Fund”):

●
the investment advisory agreement between the Trust, on behalf of the Fund, and Exchange Traded Concepts, LLC (the “Adviser”), pursuant to which the Adviser currently provides advisory services to the Fund; and

●
the investment sub-advisory agreement between the Adviser and Penserra Capital Management LLC (the “Sub-Adviser”), pursuant to which the Sub-Adviser currently provides sub-advisory services to the Fund.

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the continuance of the Agreements must be approved: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with its consideration of such approvals, the Board must request and evaluate, and the Adviser and Sub-Adviser are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Agreements. In addition, rules under the 1940 Act require an investment company to disclose in its shareholder reports the material factors and the conclusions with respect thereto that formed the basis for the board’s approval of an investment advisory agreement.

In considering whether to approve the continuance of the Agreements, the Board took into consideration (i) the nature, extent and quality of the services provided by the Adviser and Sub-Adviser to the Fund; (ii) the Adviser and Sub-Adviser’s cost and profits realized from providing such services, including any fall-out benefits enjoyed by the Adviser and Sub-Adviser or their affiliates; (iii) comparative fee and expense data for the Fund; (iv) the extent to which the advisory fee for the Fund reflects economies of scale shared with Fund shareholders; and (v) other factors the Board deemed to be relevant. In their deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

In considering the nature, extent and quality of the services provided to the Fund, the Board considered the Adviser and Sub-Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund. The Board noted that the Adviser’s responsibilities include overseeing the activities of the Sub-Adviser and monitoring compliance with various Fund policies and procedures and with applicable securities regulations, while the Sub-Adviser’s responsibilities include trading portfolio securities and other investment instruments on behalf of the Fund and selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board. The Board considered the qualifications, experience and responsibilities of the Adviser and Sub-Adviser’s investment personnel, the quality of the Adviser and Sub-Adviser’s compliance infrastructure, and the determination of the Trust’s Chief Compliance Officer that the Adviser and Sub-Adviser have appropriate compliance policies and procedures in place. The Board noted that it had reviewed the Adviser and Sub-Adviser’s registration forms on Form ADV as well as the Adviser and Sub-Adviser’s responses to a detailed series of questions, which included a description of the Adviser and Sub-Adviser’s operations, service offerings, personnel, compliance program, risk management program, and financial condition. The Board considered the Adviser and Sub-Adviser’s experience working with ETFs, including the Fund, other series of the Trust, and other ETFs managed by the Adviser and Sub-Adviser outside of the Trust. The Board also considered other services provided to the Fund by the Adviser, such as arranging for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate, administering the Fund’s business affairs, providing office facilities and equipment and certain clerical, bookkeeping and administrative services, and providing its officers and employees to serve as officers or Trustees of the Trust.

The Board was provided with reports regarding the past performance of the Fund. The Board noted that the index-based investment objective of the Fund made analysis of investment performance, in absolute terms, less of a priority for the Fund than that which normally attaches to the performance of actively managed funds. Instead, the Board focused on the extent to which the Fund achieved its investment objective as a passively managed fund. In that regard, the Board reviewed information regarding factors impacting the performance of the Fund, including the construction of its underlying index and the addition or deletion of securities from the underlying index. The Board reviewed information regarding the Fund’s index tracking, discussing, as applicable, factors which contributed to the Fund’s tracking error over certain periods of time. The Board considered the Adviser’s oversight of the Sub-Adviser, including oversight of whether the Fund was exhibiting significant tracking error, as part of the Board’s consideration of the nature, quality, and extent of the Adviser’s services, as described above. The Board noted that

EXCHANGE LISTED FUNDS TRUST APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Concluded)	April 30, 2017 (Unaudited)

the Fund had outperformed its underlying index over certain periods and that such outperformance was due primarily to the Sub-Adviser’s use of portfolio optimization to manage the Fund’s portfolio. The Board further noted that it received regular reports from the Adviser and the Sub-Adviser regarding the Fund’s performance at its quarterly meetings.

Based on the factors discussed above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser and Sub-Adviser.

The Board reviewed the advisory and sub-advisory fees paid to the Adviser and Sub-Adviser for their services to the Fund under the Agreements and compared the fees to those paid by comparable funds. The Board noted that although the Fund’s advisory fee was within the range of advisory fees paid by other peer funds, it was toward the higher end, and that the sub-advisory fee was consistent with the range of fees received by the Sub-Adviser for its service as sub-adviser to other funds. The Board took into consideration that the advisory fee for the Fund is a “unified fee,” meaning that the Fund pays no expenses other than certain expenses customarily excluded from unitary fee arrangements, such as brokerage commissions, taxes, and interest. The Board noted that the Adviser is responsible for compensating the Fund’s other service providers and paying the Fund’s other expenses out of its own fee and resources. The Board further noted that the sub-advisory fee has two components: 1) a basis point fee based on assets under management and 2) a minimum annual fee. The Board considered that the sub-advisory fee is paid by the Adviser, not the Fund, and that the fee reflects an arm’s length negotiation between the Adviser and the Sub-Adviser. The Board further determined that the fee reflected an appropriate allocation of the advisory fee paid to the Adviser given the work performed by each firm. The Board considered the costs and expenses incurred by the Adviser and the Sub-Adviser in providing advisory and sub-advisory services, evaluated the compensation and benefits received by the Adviser and the Sub-Adviser from its relationship with the Fund, and reviewed profitability analyses from the Adviser and the Sub-Adviser with respect to the Fund. In light of this information, the Board concluded for the Fund that the advisory and sub-advisory fees appeared reasonable in light of the services rendered. In addition, the Board considered for the Fund whether economies of scale have been realized. The Board concluded that no significant economies of scale have been realized by the Fund and that the Board will have the opportunity to periodically reexamine whether such economies have been achieved.

No single factor was determinative of the Board’s decision to approve the continuance of the Agreements on behalf of the Fund; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Agreements, including the compensation payable thereunder, were fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the continuance of the Agreements was in the best interests of the Fund and its shareholders.

EXCHANGE LISTED FUNDS TRUST OTHER INFORMATION	April 30, 2017 (Unaudited)

Index/Trademark License/Disclaimers

The Index Provider is Knowledge Leaders Capital, LLC. The Index Provider is not affiliated with the Trust, the Adviser, the Sub-Adviser, Solactive AG (calculates and administers the Fund’s underlying index), the Fund’s administrator, custodian, transfer agent or distributor, or any of their respective affiliates. The Adviser has entered into a license agreement with the Index Provider pursuant to which the Adviser pays a fee to use the Indices. The Adviser is sub-licensing rights to the Indices to the Fund at no charge.

Shares of the Trust are not sponsored, endorsed, or promoted by the NYSE Arca. The NYSE Arca makes no representation or warranty, express or implied, to the owners of the Shares of the Fund. The NYSE Arca is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares of the Fund to be issued, or in the determination or calculation of the equation by which the Shares are redeemable. The NYSE Arca has no obligation or liability to owners of the Shares of the Fund in connection with the administration, marketing, or trading of the Shares of the Fund. Without limiting any of the foregoing, in no event shall the NYSE Arca have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

Qualified Dividend Income

For the year ended April 30, 2017, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund is designated as qualified dividend income.

Corporate Dividends Received Deduction

For the year ended April 30, 2017, 34.31% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund qualifies for the dividends received deduction available to corporate shareholders.

Premium/Discount Information

Information about the differences between the daily market price on the secondary markets for shares of the Fund and the Fund’s net asset value (“NAV”) can be found on the Knowledge Leaders website at www.knowledgeleadersfunds.com.

EXCHANGE LISTED FUNDS TRUST TRUSTEES	April 30, 2017 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee*	Other Directorships held by Trustee in the Past 5 Years
Interested Trustee
Richard Hogan 10900 Hefner Pointe Drive Suite 207 Oklahoma City, OK 73120 1963	Trustee and Secretary	Since 2012	Director, Exchange Traded Concepts, LLC 2011-present; Private Investor 2002-present; Secretary, Exchange Traded Concepts Trust 2011-present; Managing Member, Yorkville ETF Advisors 2011-2016	4	Board Member of Peconic Land Trust of Suffolk County, NY
Independent Trustees
Timothy J. Jacoby c/o Exchange Listed Funds Trust 10900 Hefner Pointe Drive Suite 207 Oklahoma City, OK 73120 1952	Trustee	Since 2014	Senior Partner, Deloitte & Touche LLP, Private Equity/Hedge Fund/Mutual Fund Services Practice 2000-2014	14	Exchange Traded Concepts Trust (10) - Trustee; Source ETF Trust, (2014-2015) - Trustee; Edward Jones Money Market Fund - Trustee
David M. Mahle c/o Exchange Listed Funds Trust 10900 Hefner Pointe Drive Suite 207 Oklahoma City, OK 73120 1944	Trustee	Since 2012	Consultant, Jones Day 2012-present; Jones Day 2008-2011	14	Exchange Traded Concepts Trust (10) - Trustee; Source ETF Trust, (2014-2015) - Trustee
Kurt Wolfgruber c/o Exchange Listed Funds Trust 10900 Hefner Pointe Drive Suite 207 Oklahoma City, OK 73120 1950	Trustee	Since 2012	Independent Advisor, Amherst Asset Management 2010-present	14	Director, New Mountain Finance Corp.; Exchange Traded Concepts Trust (10) - Trustee; Source ETF Trust, (2014-2015) - Trustee

*	As of May 31, 2017.

[1]	Each Trustee shall serve during the continued life of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

EXCHANGE LISTED FUNDS TRUST OFFICERS	April 30, 2017 (Unaudited)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 years
J. Garrett Stevens 10900 Hefner Pointe Drive Suite 207 Oklahoma City, OK 73120 1979	President	Since 2012
Investment Advisor/Vice President, T.S. Phillips Investments, Inc. 2000-2011; Chief Executive Officer and Secretary, Exchange Traded Concepts Trust 2009-2011; Chief Executive Officer, Exchange Traded Concepts, LLC 2009-present; President, Exchange Traded Concepts Trust 2011-present

Richard Hogan 10900 Hefner Pointe Drive Suite 207 Oklahoma City, OK 73120 1963	Trustee and Secretary	Since 2012	Director, Exchange Traded Concepts, LLC 2011-present; Private Investor 2002-present; Secretary, Exchange Traded Concepts Trust 2011-present; Managing Member, Yorkville ETF Advisors 2011-2016
Christopher W. Roleke 10 High Street Suite 302 Boston, MA 02110 1972	Treasurer	Since 2012	Managing Director/Fund Principal Financial Officer, Foreside Management Services, LLC 2011-present
James J. Baker Jr. 10900 Hefner Pointe Drive Suite 207 Oklahoma City, OK 73120 1951	Assistant Treasurer	Since 2015	Managing Partner, Exchange Traded Concepts, LLC, 2011-present; Managing Partner, Yorkville ETF Advisors 2012-present; Vice President, Goldman Sachs 2000-2011
Ann Edgeworth 10 High Street Suite 302 Boston, MA 02110 1961	Chief Compliance Officer	Since 2012	Managing Director, Foreside Fund Officer Services, LLC 2010-present

[1]	Each Officer serves at the pleasure of the Board of Trustees.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and officers. The SAI is available without charge, upon request, by calling collect (405) 778-8377 or at www.knowledgeleadersfunds.com.

10900 Hefner Pointe Drive, Suite 207
Oklahoma City, OK 73120

Investment Adviser:

Exchange Traded Concepts, LLC
10900 Hefner Pointe Drive, Suite 207
Oklahoma City, OK 73120

Investment Sub-Adviser:

Penserra Capital Management LLC
140 Broadway, 46th Floor
New York, NY 10005

Distributor:

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Legal Counsel:

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue NW
Washington, DC 20004

Proxy Voting Information

A description of Exchange Traded Concept’s proxy voting policies and procedures is attached to the Fund’s Statement of Additional Information, which is available without charge by visiting the Fund’s website at www.knowledgeleadersfunds.com or the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov or by calling collect (405) 778-8377.

In addition, a description of how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 will be available without charge upon request by calling collect (405) 778-8377 or on the SEC’s website at www.sec.gov.

Quarterly Portfolio Holdings Information

Exchange Listed Funds Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal period on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at www.sec.gov. You may also review and obtain copies of the Trust’s Forms N-Q at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, the Fund’s full portfolio holdings are updated daily and available on the Fund’s website at www.knowledgeleadersfunds.com.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. This code of ethics is included as Exhibit 12(a)(1).

During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer and principal financial officer; there have been no amendments to, not any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Timothy J. Jacoby, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees:
2017	2016
$ 14,000	$ 29,000

Audit fees, paid to Cohen Fund Audit Services, Ltd., relate to the audit of the registrant's annual financial statements and the consent issued and included with the registrant's post-effective registration statements.

(b) Audit-Related Fees:
2017	2016
$ -	$ -

(c) Tax Fees:
2017	2016
$ 3,000	$ 6,000

These tax fees relate to the review of the registrant’s tax returns, and review of income and capital gain distribution calculations. These fees were paid to Cohen Fund Audit Services, Ltd.

(d) All Other Fees:
2017	2016
$ -	$ -

(e)(1) The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Trust and certain non-audit services to be rendered by the Auditor to the Advisor which require preapproval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Trust officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

(e)(2)
2017	2016
$ -	$ -

(f) Not applicable.

(g)
2017	2016
$ 3,000	$ 6,000

(h) Not applicable

Item 5. Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant's audit committee members are Timothy J. Jacoby (chairman), David Mahle, and Kurt Wolfgruber.

Item 6. Investments.

(a) The Schedule of Investments as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of the Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Exchange Listed Funds Trust

By (Signature and Title)	/s/ J. Garrett Stevens
J. Garrett Stevens, President and Principal Executive Officer

Date	June 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Garrett Stevens
J. Garrett Stevens, President and Principal Executive Officer

Date	June 22, 2017

By (Signature and Title)	/s/ Christopher W. Roleke
Christopher W. Roleke, Principal Financial Officer

Date	June 22, 2017